UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2006



                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                         2-85602-D               88-0478633
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

            8290 West Sahara Avenue, Suite 186
                      Las Vegas, NV                           89117
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

                                  702-838-0716
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------
            ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
--------------------------------------------------------------------------------

         On October 19, 2006, the board of directors of Mid-Power Service Corporation ("the Company") dismissed Tanner LC ("Tanner") as the Company's independent registered public accounting firm.

         The reports of Tanner on the Company's consolidated balance sheets as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. Tanner began but did not complete its audits of the Company's consolidated balance sheets as of June 30, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. Additionally, the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2005 and June 30, 2006, have not been audited.

         In connection with the Company's two most recently completed fiscal year audits (2002 and 2001) and any subsequent interim period preceding the dismissal of Tanner, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Tanner, would have caused Tanner to make reference to the subject matter of the disagreement in connection with its reports.

         There were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the years ended June 30, 2002 and 2001, or the subsequent interim period preceding the dismissal of Tanner, except that Tanner orally reported to the board of directors and management that due to the Company's limited resources and staffing levels, it had identified deficiencies that existed in the design and operation of the Company's internal control over financial reporting that Tanner considered to be "significant deficiencies" and "material weaknesses." These significant deficiencies and material weaknesses in the Company's internal control related to the lack of segregation of duties in the accounting function and the lack of internal controls over financial reporting due to the Company's current staffing levels and limited resources. Tanner informed the board of directors and management that the lack of these internal controls could lead to the Company not being in a position to develop reliable financial statements. These observations were not formalized in writing to the board of directors and management as the audit work was not complete and, therefore, the report also may not be complete. The Company has authorized Tanner to respond fully to any inquiries by Whitley Penn LLP, the successor auditor, regarding these significant deficiencies and material weaknesses in internal control.

         On October 19, 2006, the board of directors of the Company approved the engagement of Whitley Penn LLP ("Whitley Penn"), placeCityFort Worth, StateTexas, as the Company's independent registered public accounting firm to report on the Company's consolidated financial statements for the fiscal years ended June 30, 2005 and June 30, 2006.

         No consultations occurred between the Company and Whitley Penn during the two most recent fiscal years and any subsequent interim period prior to Whitley Penn's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) any matter that was the subject of disagreement or event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

--------------------------------------------------------------------------------
                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------------------------------------------

         The following is filed as an exhibit to this report:

    Exhibit
    Number                       Title of Document                  Location
---------------  -------------------------------------------------  ------------

   Item 16       Letter on Change in Certifying Accountant
---------------  -------------------------------------------------  ------------
    16.01        Letter from Tanner LC to the Securities and
                 Exchange Commission regarding This filing; change in certifying accountant dated October 25, 2006


--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MID-POWER SERVICE CORPORATION



Dated:  October 25, 2006                By:  /s/ James W. Scott
                                           -------------------------------------
                                           James W. Scott
                                           President and Chief Executive Officer

                                       3